Performance Commentary | May 2021

For May 2021, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.46% and a net return of 0.44%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Index), reported a return of 0.33% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate. As of May 31, 2021, the HIT had a yield advantage of 31 basis points (bps).
●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as nominal spreads to Treasuries tightened. FHA/Ginnie Mae construction/permanent loan certificates and permanent loan certificates tightened to Treasuries by approximately 3 and 1 bps, respectively. Nominal spreads on longer maturity Fannie Mae DUS security structures also tightened with the benchmark 10/9.5s tightening by approximately 7 bps. The HIT had 18.2% and 24.2% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and Fannie Mae DUS securities, respectively, at the end of May. There were no such securities in the Barclay’s Aggregate.
●	The portfolio’s overweight to swap assets as swap spreads were tighter across all maturities. The 2-, 5-, 7-, and 10-year spreads tightened by 3, 1, 2 and 3 bps, respectively.
●	The portfolio’s underweight to agency-insured, fixed-rate single family mortgage-backed securities (SF MBS), the worst performing major asset class in the benchmark on an excess return and total return basis for the month. The portfolio is underweight fixed rate SF MBS with a 11.1% allocation compared to 27.4% in the Barclays Aggregate.

Negative impacts to HIT’s relative performance included:

●	The portfolio’s underweight to corporate bonds, the best performing major sector in the Index, posting an excess return of 47 bps for the month. The HIT does not invest in corporate bonds, whereas the sector comprised approximately 26.6% of the Index as of May 2021.

●	The portfolio’s underweight to the lowest credit quality sector (i.e. BBB-rated) of the investment grade universe, whose excess returns were the highest among the 4 credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were -12, 33, 37, and 54 bps, respectively. Approximately 91.5% percent of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise guarantee, compared to 70.7% for the Barclays Aggregate at month end.
●	The portfolio’s short relative duration versus the benchmark as rates rallied across the curve. The 2-, 5-, 7-, 10-, and 30-year rates fell by approximately 2, 5, 5, 3, and 1 bps, respectively.

Market Data

May 2021 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.34%	0	6.92
Agencies	0.26%	6	3.95
Single family agency MBS (RMBS)	-0.18%	-36	4.15
Corporates	0.77%	47	8.59
Commercial MBS (CMBS)	0.71%	37	5.21
Asset-backed securities (ABS)	0.22%	13	1.99
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	4/30/21	5/28/21	Change
1 Month	-0.003%	-0.008%	-0.005%
3 Month	0.003%	0.003%	0.000%
6 Month	0.023%	0.020%	-0.003%
1 Year	0.048%	0.033%	-0.015%
2 Year	0.158%	0.141%	-0.018%
3 Year	0.330%	0.298%	-0.032%
5 Year	0.846%	0.800%	-0.047%
7 Year	1.309%	1.262%	-0.047%
10 Year	1.626%	1.594%	-0.032%
20 Year	2.174%	2.196%	0.022%
30 Year	2.297%	2.282%	-0.014%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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Portfolio Data as of May 31, 2021

Net Assets	$6,945.26 million
Portfolio Effective Duration	5.814 years	Convexity	0.203
Portfolio Average Coupon	2.67%	Maturity	9.99 years
Portfolio Yield to Worst[1]	1.70%	Portfolio Current Yield[1]	2.55%
Number of Holdings	928	Average Price[2]	105.05

Sector Allocations: 3

Multifamily Investments	79.87%	CMBS – Agency Multifamily*	69.56%
Agency Single-Family MBS	11.75%	Agency Single-Family MBS	11.75%
U.S. Treasury	4.83%	U.S. Treasury Notes/Bonds	4.83%
AAA Private-Label CMBS	1.34%	State Housing Permanent Bonds	5.02%
Cash & Short-Term Securities	2.21%	State Housing Construction Bonds	3.32%
		Direct Construction Loans	3.32%
		Cash & Short-Term Securities	2.21%
		*Includes multifamily MBS (58.92%), MF Construction MBS (9.30%), and AAA Private-Label CMBS (1.34%).
Quality Distribution: [3]
U.S. Government or Agency	88.04%
AAA	3.50%
AA	5.14%
A	0.00%
Not Rated	3.32%
Cash	2.21%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	2.21%	5-5.99 years	12.00%	0 – 1 year	4.13%
0-0.99 years	11.79%	6-6.99 years	4.60%	1 – 2.99 years	11.86%
1-1.99 years	7.52%	7-7.99 years	4.99%	3 – 4.99 years	20.71%
2-2.99 years	7.06%	8-8.99 years	5.97%	5 – 6.99 years	31.70%
3-3.99 years	7.54%	9-9.99 years	6.40%	7 – 9.99 years	19.57%
4-4.99 years	20.67%	Over 10 years	9.23%	10 – 19.99 years	7.22%
				Greater than 20 years	4.80%

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1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

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